UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 1, 2023
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 3.02.    Unregistered Sales of Equity Securities.
On December 1, 2023, Construction Partners, Inc. (the “Company”) entered into an Exchange Agreement, by and among the Company, SunTx Capital Partners II, L.P. (“SunTx Partners II”), SunTx Capital Partners II Dutch Investors, L.P. (“SunTx Partners Dutch LP”), AMDG Associates Limited Partnership (“AMDG”) and CJCT Associates Limited Partnership (“CJCT”), pursuant to which the Company participated in the following transactions (collectively, the “Exchanges”): (i) SunTx Partners II exchanged 132,682 shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A common stock”), with the Company for 132,682 newly issued shares of Class B common stock, par value $0.001 per share, of the Company (the “Class B common stock”); (ii) SunTx Partners Dutch LP exchanged 67,318 shares of Class A common stock with the Company for 67,318 newly issued shares of Class B common stock; (iii) AMDG exchanged 100,000 shares of Class B common stock with the Company for 100,000 newly issued shares of Class A common stock; and (iv) CJCT exchanged 100,000 shares of Class B common stock with the Company for 100,000 newly issued shares of Class A common stock. Following the completion of the Exchanges, the total number of shares of Class A common stock and total number of shares of Class B common stock outstanding were the same as immediately prior to the Exchanges.

Each share of Class B common stock is convertible into one share of Class A common stock (i) at any time at the option of the holder and (ii) upon any transfer, except for certain transfers described in the Company’s amended and restated certificate of incorporation. In addition, upon the election of the holders of a majority of the then-outstanding shares of Class B common stock, all outstanding shares of Class B common stock will be converted into shares of Class A common stock. The holders of Class A common stock and Class B common stock vote as a single class on all matters submitted to a vote of stockholders. The holders of Class A common stock are entitled to one vote per share, and the holders of the Class B common stock are entitled to 10 votes per share. The shares of Class B common stock do not expire.

The shares of Class A common stock and Class B common stock issued in the Exchanges were issued to existing holders of the Company’s Class A common stock and Class B common stock without commission or additional consideration in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: December 7, 2023	By:	/s/ Gregory A. Hoffman
Gregory A. Hoffman
Senior Vice President and Chief Financial Officer